UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

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☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

MAGENTA THERAPEUTICS, INC.

(Exact name of registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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TABULATOR, P.O. BOX 8016, CARY, NC 27512-9903	Magenta Therapeutics, Inc. Important Notice Regarding the Availability of Proxy Materials For The Stockholder Meeting to be held on June 1, 2021
For Stockholders of record on April 5, 2021
This communication presents only an overview of the more complete proxy materials, which contain important information and are available to you on the Internet or by mail. This is not a ballot. You cannot use this notice to vote your shares. We encourage you to access and review all of the important information contained in the proxy materials before voting.

To view the proxy materials, and to obtain directions to attend the meeting, go to: www.proxydocs.com/MGTA

To vote your proxy while visiting this site, you will need the 12 digit control number in the box below.

Under United States Securities and Exchange Commission rules, proxy materials do not have to be delivered in paper. Proxy materials can be distributed by making them available on the Internet.

Proxy Materials Available to View or Receive:    1. Annual Report        2. Proxy Statement

If you want to receive a paper or e-mail copy of the proxy materials, you must request one. There is no charge to you for requesting a copy. In order to receive a paper package in time for this year’s annual meeting, you must make this request on or before May 21, 2021.

To order paper materials, use one of the following methods.

INTERNET	TELEPHONE	* E-MAIL
www.investorelections.com/MGTA	(866) 648-8133	paper@investorelections.com
When requesting via the Internet or telephone you will need the 12 digit control number located in the shaded box above.

* If requesting materials by e-mail, please send a blank e-mail with the 12 digit control number (located above) in the subject line. No other requests, instructions OR other inquiries should be included with your e-mail requesting materials.

Magenta Therapeutics, Inc.

Meeting Type: Annual Meeting of Stockholders
Date:	Tuesday, June 1, 2021
Time:	9:00 AM, Eastern Time
Place:	Annual Meeting to be held live via the Internet - please visit
www.proxydocs.com/MGTA for virtual meeting registration details.

You must register to attend the meeting online and/or participate at www.proxydocs.com/MGTA

SEE REVERSE FOR FULL AGENDA

Magenta Therapeutics, Inc.

Annual Meeting of Stockholders

THE BOARD OF DIRECTORS RECOMMENDS A VOTE:

FOR THE ELECTION OF THE DIRECTOR NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSAL 2

PROPOSAL

1.

To elect four class III directors to our Board of Directors, to serve until the 2024 annual meeting of stockholders and until his or her successor has been duly elected and qualified, or until his or her earlier death, resignation or removal.

1.01 Bruce Booth, D.Phil.

1.02 Thomas O. Daniel, M.D.

1.03 Jason Gardner, D.Phil.

1.04 Alison F. Lawton

2.	To ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2021.

Note: In their discretion, the Named Proxies are authorized to vote upon any other matters that are properly brought by or at the discretion of the Board of Directors before the Annual Meeting and at any adjournments or postponements thereof.